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                                                                    EXHIBIT 99.4

                                                               Execution Version

                               SUBLEASE AGREEMENT

     THIS SUBLEASE AGREEMENT (this "Sublease"), dated as of October 23, 2006, is by and between FIDELITY NATIONAL TITLE GROUP, INC., a Delaware corporation that, after the consummation of the Transactions (as hereinafter defined), will be known as "Fidelity National Financial, Inc." (together with its subsidiaries, affiliates, successors and assigns, collectively "FNF" or "Sublessor"), and FIDELITY NATIONAL INFORMATION SERVICES, INC., a Georgia corporation ("FIS" or "Sublessee"). FNF and FIS are herein referred to individual as a "Party" and, collectively, the "Parties".

     WHEREAS, Sublessor is the successor party to a synthetic lease financing arrangement for the office building known as "Building V" located at 601 Riverside Avenue, Jacksonville, Florida, as set forth on various documents dated on our about June 29, 2004, including the Master Lease Agreement, dated as of June 29, 2004, and the Master Agreement dated as of June 29, 2004, as amended by the First Omnibus Amendment dated as of November 5, 2004, the First Amendment to Master Agreement dated as of September 24, 2004, the Second Omnibus Amendment dated as of February 15, 2005, the Third Omnibus Amendment dated as of December 2, 2005, the Waiver Amendment to Operative Documents dated as of April 2005, and the Fourth Omnibus Amendment dated as of March 16, 2006 (as amended, the "Master Lease Agreement"), all among FNF, as lessee, SunTrust Equity Funding, LLC, as lessor, certain financial institutions parties thereto, as lenders, and SunTrust Bank, as agent; and

     WHEREAS, in connection with the consummation of the transactions (the "Transactions") contemplated by that certain Securities Exchange and Distribution Agreement dated as of June 25, 2006, as amended and restated as of September 18, 2006 (as so amended and restated, the "Distribution Agreement"), between Fidelity National Financial, Inc., a Delaware corporation ("Old FNF"), and FNF, and the consummation of the transactions contemplated by that certain the Agreement and Plan of Merger dated as of June 25, 2006 as previously amended and as amended and restated as of September 18, 2006 (as so amended and restated, the "FIS Merger Agreement"), between Old FNF and FIS, the Parties have agreed to enter into this Sublease, effective as of the consummation of the Asset Contribution (as defined in the Distribution Agreement);

     NOW, THEREFORE, in consideration of the mutual covenants, conditions and promises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Sublessor and Sublessee agree as follows:

1. PREMISES.

     1.1 INITIAL PREMISES. Sublessor hereby subleases to Sublessee office space (collectively, the "Premises") located on various floors in the building generally designated as "Building V", as well as the parking garage and the real property that is subject to that certain synthetic lease financing arrangement, as set forth on various documents dated on our about June 29, 2004, including the Master Lease Agreement, dated as of June 29, 2004, and the Master Agreement dated as of June 29, 2004, as amended by the First Omnibus Amendment dated as of


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November 5, 2004, the First Amendment to Master Agreement dated as of September
24, 2004, the Second Omnibus Amendment dated as of February 15, 2005, the Third Omnibus Amendment dated as of December 2, 2005, the Waiver Amendment to Operative Documents dated as of April 2005, and the Fourth Omnibus Amendment dated as of March 16, 2006, all among FNF, as lessee, SunTrust Equity Funding, LLC, as lessor, certain financial institutions parties thereto, as lenders, and SunTrust Bank, as agent (collectively, the "Synthetic Lease"), from time to time that are part of the corporate campus located at 601 Riverside Avenue, Jacksonville, Florida but specifically excluding Buildings I, II, III, and IV and the real property not subject to the Synthetic Lease (collectively, the "Corporate Campus"). The parties further acknowledge and agree that, initially hereunder, the Premises constitute 180,818 rentable square feet representing approximately 69% ("Sublessee's Share") (including a load fact of 45%for common/shared space) of the 261,536 rentable square feet of space in Building V, it being understood that the parties anticipate that Sublessee's Share shall fluctuate and change as and when the rentable square feet of space allocated and leased to Sublessee hereunder changes.

     1.2 REALLOCATIONS OF SPACE. Notwithstanding any other provision herein or in any other agreement or instrument to the contrary, the parties understand and acknowledge that Sublessor and Sublessee anticipate that there will be reallocations of office space among Sublessor and Sublessee, including one or more reallocations during calendar year 2007. The parties hereby agree that Sublessee's Share may, by mutual agreement, increase or decrease from time to time during the term of this Sublease, in which case the parties shall memorialize the changes in (i) rentable square footage of the Premises, (ii) Sublessee's Share and (iii) monthly Base Rent. In such event, Sublessee's Base Rent and Additional Rent shall be re-calculated based on the rentable square foot subleased and allocated to Sublessee, determined as a percentage of the total rentable square foot of office space available at the Corporate Campus.

2. TERM. The initial term of this Sublease ("Initial Term") shall commence on the date hereof ("Commencement Date") and terminate on December 31, 2007.

3. RENT.

     3.1 BASE RENT. Sublessee shall pay to Sublessor base rent ("Base Rent"), at an annual rate of $31.71 per rentable square foot, in equal monthly installments of $347,321.25 without prior notice or demand, in advance, on the first day of each calendar month at such place as Sublessor may direct, in writing. If the Term commences on a day other than the first day of a calendar month, Sublessee shall pay to Sublessor, on or before the Commencement Date of the Term, a pro rata portion of the monthly installment of Base Rent, such pro rata portion to be based on the actual number of calendar days remaining in such partial month after the Commencement Date of the Term. If the Term shall expire on other than the last day of a calendar month, such monthly installment of Base Rent shall be prorated for each calendar day of such partial month. If any portion of Base Rent or other sum payable to Sublessor hereunder shall be due and unpaid for more than fifteen (15) days after written notice from Sublessor to Sublessee that such payment has not been received, it shall thereafter bear interest at a rate equal to twelve percent (12%) per annum (the "Default Rate").

     3.2 ADDITIONAL RENT. In addition to paying Base Rent, for each calendar year commencing with calendar year 2006, Sublessee shall pay as additional rent ("Additional Rent"


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and, together with Base Rent, collectively, the "Rent") Sublessee's Share of
Sublessor's reasonable estimate of operating expenses for the entire Corporate Campus ("Operating Expenses") that are in excess of the Operating Expenses applicable to the 2006 base year (the "Base Year"), which for the purposes of this Sublease, the Sublessee's Share of Operating Expenses in the Base Year are $23.05 per rentable square foot per year. Sublessor reasonably estimates Sublessee's Additional Rent for the calendar year 2006 is $8.66 per rentable square foot per year or $130,490.33 per month, which when combined with the Base Rent shall result in a monthly Rent payment of $477,811.58, which is equal to $31.71 per rentable square foot per year for 2006. Commencing January 1, 2005, and otherwise as set forth herein, Sublessee shall pay Additional Rent at the same times and in the same manner as Base Rent. Sublessor shall adjust Additional Rent on an annual basis in 2006 and 2007 based on the same above principles. Sublessee shall be liable to Sublessor for the entire cost (as opposed to Sublessee's Share) of Sublessor's costs of providing any services or materials exclusively to Sublessee.

          3.2.1 Calculation and Payment. Sublessor shall deliver to Sublessee on or before the first day of March following the end of each year following the Base Year (an "Expense Year") a statement setting forth (i) the amount Sublessee paid as Rent for the applicable Expense Year, and (ii) the actual amount of Sublessee's Share of Operating Expenses for the applicable Expense Year. If the amount Sublessee paid as Rent for the applicable Expense Year exceeds the actual amount of Sublessee's Share of Operating Expenses for the applicable Expense Year, then Sublessor shall credit such difference on Sublessee's next payment(s) of Rent. If the amount Sublessee paid as Rent for the applicable Expense Year was less than the actual amount of Sublessee's Share of Operating Expenses for the applicable Expense Year, then Sublessee shall pay such difference as Additional Rent to Sublessor on Sublessee's next payment of Rent. Sublessor's failure to furnish such statement for any Expense Year in a timely manner shall not prejudice Sublessor from enforcing its rights hereunder. Even if the Sublease term has expired and Sublessee has vacated the Premises, if an excess or shortfall exists when the final determination is made, Sublessee shall immediately pay or receive a credit of such excess or shortfall.

          3.2.2 Items Included in Operating Expenses. Except as otherwise set forth herein, the term "Operating Expenses" includes all expenses, costs, and amounts of every kind that Sublessor pays or incurs during any Expense Year because of or in connection with the ownership, operation, management, maintenance, or repair of the Corporate Campus (including the buildings thereon), including:

               3.2.2.1 Tax expenses (except for excess profits taxes, franchise taxes, gift taxes, capital stock taxes, inheritance and succession taxes, estate taxes, federal and state income taxes, and other taxes applied or measured by Sublessor's general or net income;

               3.2.2.2 The cost of supplying utilities;

               3.2.2.3 The cost of operating, managing, maintaining, and repairing utility, mechanical, sanitary, storm drainage, and elevators;


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               3.2.2.4 The cost of supplies and tools and of equipment,
          maintenance, and service contracts in connection with those systems;

               3.2.2.5 The cost of providing telephone-related telecommunications services and equipment;

               3.2.2.6 The cost of providing mail delivery services;

               3.2.2.7 The cost of landscaping;

               3.2.2.8 The cost of licenses, certificates, permits and inspections;

               3.2.2.9 The cost of contesting the validity or applicability of government enactments that may affect the Operating Expenses;

               3.2.2.10 The costs incurred in connection with the implementation and operation of a transportation program, if any;

               3.2.2.11 The cost of insurance carried by Sublessor in amounts reasonably determined by Sublessor;

               3.2.2.12 The cost of parking area maintenance, repair, and restoration, including resurfacing, repainting, restriping, and cleaning;

               3.2.2.13 The cost of providing security in and around the Corporate Campus (including security for the buildings on the Corporate Campus), including but not limited to the installation, operation, and maintenance of security equipment and the wages, salaries, and other compensation and benefits of all persons engaged in providing security in and around the Corporate Campus;

               3.2.2.14 The cost of building depreciation and common area furniture, fixtures, and equipment amortized over the useful life of such items including, but not limited to, such items located in the lobbies of the buildings and the corporate gym and cafeteria located on the ground floor of the buildings; and

               3.2.2.15 Subject to the provisions of Section 3.2.3, below, the cost of items considered capital repairs, replacements, improvements and equipment under generally accepted accounting principles consistently applied or otherwise ("Capital Items") amortized over the useful life of such items, including financing costs, if any, incurred by Sublessor after the effective date of the Sublease for any capital improvements installed or paid for by Sublessor.

               3.2.2.16 Any other costs of the Sublessor included in the calculation of Operating Expenses for that calendar year and not otherwise specifically identified herein.


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          3.2.3 Items Excluded from Operating Expenses. Sublessor and Sublessee hereby expressly acknowledge and agree that the following items shall be excluded from the calculation of Operating Expense items:

               3.2.3.1 Repairs or other work occasioned by the exercise of right of eminent domain;

               3.2.3.2 Leasing commissions, attorneys' fees, costs and disbursements and other expenses, all of which are incurred in the connection with negotiations or disputes with sublessees, other occupants or prospective tenants;

               3.2.3.3 Renovating or otherwise improving or decorating, painting or redecorating leased space for tenants or other occupants or vacant tenant space, other than ordinary maintenance provided to all tenants, except in all common areas;

               3.2.3.4 Sublessor's costs of electricity and other services sold separately to tenants for which Sublessor is entitled to be reimbursed by such tenants as an additional charge over and above the base rent and operating expense or other rental adjustments payable under the Sublease with such tenant, and domestic water submetered and separately billed to tenants;

               3.2.3.5 Expenses in connection with services or other benefits of a type which Sublessee is not entitled to receive under the Sublease but which are provided to another tenant or occupant;

               3.2.3.6 Cost incurred due to violation by Sublessor or any tenant of the terms and conditions of any Sublease;

               3.2.3.7 Interest on debt or amortization payments on any mortgage or mortgages and under any ground or underlying leases or lease with respect to the Premises;

               3.2.3.8 Any compensation paid to clerks, attendants or other persons in commercial concessions operated by Sublessor;

               3.2.3.9 Any particular items and services for which Sublessee otherwise reimburses Sublessor by direct payment over and above Base Rent and Operating Expense adjustment, including but not limited to any services covered in any transition services agreement such as data management services, interexchange services (i.e., private line, paging, cellular), corporate voicemail, and electronic messaging services (i.e., Exchange 2000, Active directory, and SMTP routing and support);

               3.2.3.10 Advertising and promotional expenditures;


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               3.2.3.11 Any expenses for which Sublessor is compensated through proceeds of insurance;

               3.2.3.12 Any and all costs arising from the release of hazardous materials or substances (as defined by applicable laws in effect on the date the Sublease is executed) in or about the Premises, the Corporate Campus (including the buildings thereon), or the Land in violation of applicable law including, without limitation, hazardous substances in the ground water or soil, not placed by Sublessee in the Premises, the buildings on the Corporate Campus, or the land on which the Corporate Campus is situated;

               3.2.3.13 Costs incurred in connection with upgrading the Corporate Campus (including the buildings) to comply with violations of disability, life, fire and safety codes, ordinances, statutes, or other laws in effect prior to the effective date of the Sublease, including, without limitation, the Americans with Disabilities Act (42 U.S.C. 12101 et seq.) ("ADA") and any penalties or damages incurred due to such non-compliance; provided, however, Sublessee shall pay Sublessee's share of the amortized costs incurred by Sublessor to comply with ADA violations cited during the term of this Sublease; and provided further however, Sublessee shall bear one hundred percent (100%) of the costs associated with ADA violations cited with respect to alterations made by Sublessee;

               3.2.3.14 Any and all costs associated with the maintenance and operation of the data center located on the Corporate Campus provided, however, that Sublessee shall pay Sublessee's Share of landscaping and parking costs associated with such data center; and

               3.2.3.15 Any and all costs associated with the telephone switch space leased by Sublessor to Alltel Corporation, provided, however, that Sublessee shall pay Sublessee's Share of landscaping and parking costs associated with such space.

          3.2.4 Cost Allocation Agreement. Without limiting the foregoing or any other provision of this Sublease, the Parties agree that they may from time to time enter into cost allocation agreements or other contractual arrangements with respect to the allocation of the operating costs of the buildings on the Corporate Campus as between Sublessor, Sublessee, and/or other parties.

     3.3 AUDIT. Sublessee shall have the right at all reasonable times within sixty (60) days after Sublessor has provided Sublessee with a statement of the actual Operating Expenses, and at its sole expense, to audit Sublessor's books and records relating to this Sublease for that Expense Year. Should such an audit disclose a discrepancy between actual Operating Expense and what Sublessee paid for Sublessee's Share of such Operating Expenses and such discrepancy is equal to or greater than two percent (2%), Sublessor shall not only refund the discrepancy amount to Sublessee but also pay for the actual cost of such audit upon being billed therefor by Sublessee.


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4. USE OF PREMISES. Sublessee shall have the right to use and occupy the
Premises for the purpose of general office. Sublessor covenants and agrees that throughout the term of this Sublease, Sublessee shall be entitled to a reasonable number of parking spaces for its employees, customers and visitors.

5. QUIET ENJOYMENT. Sublessor warrants to Sublessee that Sublessor is the owner of the Premises and the buildings that the Premises are located in on the Corporate Campus, and that Sublessor may rightfully enter into this Sublease. Sublessor shall protect, defend and indemnify Sublessee against any interference with Sublessee's use and quiet enjoyment of the Premises.

6. TAXES. Sublessor shall be responsible for the payment of all taxes assessed on the Premises during the Term, subject to Sublessee's obligation to reimburse Sublessor for Sublessee's Share thereof, and Sublessee shall be responsible for the payment of taxes assessed upon any of Sublessee's personal property located on the Premises. Notwithstanding any contrary provision herein, Sublessee shall pay prior to delinquency any rent tax, sales tax or service tax generated as result of this Sublease.

7. INSURANCE. Sublessee shall pay its pro rata share of all premiums for fire insurance, extended coverage insurance, liability insurance, "other perils" insurance, and other insurance carried by Sublessor on or with respect to the Premises. Sublessee's pro rata share of the insurance premiums, regardless of the manner in which they are to be paid, shall be deemed to be additional rental due under this Sublease. If the premiums should increase or decrease at any time, Sublessee's pro rata share and Sublessee's payments shall be appropriately adjusted.

     7.1 LIABILITY INSURANCE. Sublessee and Sublessor shall each separately maintain at all times during the Initial Term and any Renewal Term and keep in force for their mutual benefit, commercial general liability insurance against claims for personal injury, death or property damage occurring in, on or about the Premises or sidewalks or areas adjacent to the Premises to afford protection to the limit of not less than $5,000,000 combined single limit. Such insurance may be covered under a blanket policy covering the Premises and other locations of Sublessee or an affiliate corporation or entity. Certificates of all policies of insurance shall be delivered to the party requesting the certificates or parties designated by the party requesting the certificates upon written request.

     7.2 WAIVER OF SUBROGATION. Both Sublessee and Sublessor agree to seek a waiver of subrogation clause from their respective insurers which establishes a waiver of the insurer's subrogation against Sublessor or Sublessee as the case may be for any property loss (real/personal property or improvements/betterments) caused by the other. Any policy or policies of insurance procured by Sublessor or Sublessee, covering direct or indirect property loss, shall include a waiver of subrogation clause in favor of the other party as the case may be.

8. UTILITIES. Sublessor and Sublessee agree that the Corporate Campus (including the buildings located thereon) is already connected for sewer, water, gas, and electricity. Subject to Sublessee's obligations to pay Sublessee's Share of the cost Sublessor incurs in supplying utilities to the common areas, Sublessee shall pay all utility expenses incurred by Sublessee in connection with Sublessee's use of the Premises (collectively, "Sublessee's Utility Expenses"). In the event utility service is interrupted to the Premises due to the need for maintenance and


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repair to the utility lines, Sublessor shall immediately commence restoration and repairs of the lines and conduits in order that said utility service shall be resumed at the earliest possible time. If Sublessor shall fail to make such repairs after written notice from Sublessee, Sublessee may do so at Sublessor's expense. Additionally, should there be an interruption in the utilities for more than 24 hours due to the Sublessor's gross negligence, rent shall be abated until the utilities are restored.

9. MAINTENANCE AND REPAIRS. Structural portions of the Premises, including the roof, foundation, exterior walls and load bearing interior walls, shall be maintained and repaired by Sublessor except to the extent repairs are made necessary by the acts of Sublessee. Except for the repairs and maintenance Sublessor is specifically obligated to make under this Section, Sublessee shall maintain and keep the entire Premises including all partitions, doors, ceiling, fixtures, equipment and appurtenances thereof in good order, condition and repair, reasonable wear and tear excepted at the sole expense of Sublessee. To the extent an HVAC system serves the Premises exclusively, Sublessee shall be responsible for maintaining an HVAC service contract for routine filter changing and general upkeep. Sublessor may disapprove the contractor, provided however, its approval may not be unreasonably withheld, conditioned or delayed.

10. COMMON AREA MAINTENANCE. Sublessor shall keep the common area in good repair during the term or extension thereof, reasonable wear and tear excepted.

11. ALTERATIONS AND IMPROVEMENTS. Sublessee shall have the right at any time throughout the term of this Sublease and any extensions hereof, to make or cause to be made, any alterations, additions, or improvements, or install or cause to be installed any trade fixture, signs, floor covering, interior or exterior painting or lighting, plumbing fixtures, shades or awnings, as Sublessee may deem necessary or suitable with Sublessor's prior written approval, which approval shall not be unreasonably withheld or delayed so long as the requested improvements do not violate the terms and conditions of the Master Lease Agreement. Upon the expiration of the Initial Term of this Sublease, Sublessee shall have the option to remove such alterations, decorations, additions or improvements made by it, provided any damage to Premises resulting from such removal is repaired. Also, upon the expiration of the Initial Term of this Sublease, Sublessee if requested by Sublessor shall remove any signs and repair any damages to the Premises resulting from such removal. During the term, Sublessee shall not make any alterations, additions, improvements, non-cosmetic changes or other material changes to the Premises without the prior written approval of Sublessor, which approval shall not be unreasonably withheld or delayed so long as the request does not violate the terms and conditions of the Master Lease Agreement. Notwithstanding the foregoing, Sublessee shall be permitted to make Minor Alterations (as defined below) without Sublessor's prior written consent. Minor Alterations, as used herein, shall be defined as any alterations, improvements, etc. made to the Premises (excluding the facade thereof) which do not affect the structure of the buildings, their systems or equipment. If Sublessor approves any alterations, additions, improvements, etc., Sublessor shall notify Sublessee, in writing, along with Sublessor's approval notice, of whether Sublessee shall, upon termination of this Sublease, either:
(i) remove any such alterations or additions and repair any damage to the Premises (or the buildings in which the Premises are located) occasioned by their installation or removal and restore the Premises to substantially the same condition as existed prior to the time when any such alterations or


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additions were made, or (ii) reimburse Sublessor for the cost of removing such alterations or additions and the restoration of the Premises.

12. FIRE OR CASUALTY. If more than twenty-five percent (25%) of the Premises or the use, occupancy or access to or of the Premises shall be destroyed in whole or in part by fire or other casualty, Sublessee may in its reasonable discretion terminate this Sublease. If less than twenty-five percent (25%) of the Premises shall be destroyed in whole or in part by fire or casualty, the Rent due during the remainder of the Sublease term shall be reduced in proportion to the area destroyed, effective on the date of the casualty. Within thirty (30) days after the date of a fire or other casualty, Sublessor must inform Sublessee if the Premises and the buildings in which the Premises are located will be rebuilt. If the Premises is to be rebuilt and Sublessee elects not to terminate the Sublease, the Premises (including the office buildings in which the Premises are located, must be rebuilt and ready for occupancy within ninety (90) days of date of fire or other casualty. Sublessor and Sublessee agree and covenant that neither shall be liable to the other for loss arising out of damage to or destruction of the Premises or contents thereof when such loss is caused by any perils included within, and covered by, standard fire and extended coverage insurance policy of the state of Florida. This Sublease shall be binding whether or not such damage or destruction is caused by negligence of either party or their agents, employees or visitors. Sublessor agrees to carry fire and extended coverage to the extent required by its lender, and if there is no lender, in an amount satisfactory to Sublessor.

13. EMINENT DOMAIN. If more than twenty-five percent (25%) of the Premises (or the use, occupancy or access to or of the Premises) shall be taken or condemned by any governmental or quasi-governmental authority for any public or quasi-public use or purpose (including sale under threat of such a taking), or if the owner elects to convey title to the condemnor by a deed in lieu of condemnation, then Sublessee may in its discretion terminate the Sublease and be relieved from further liability hereunder. If less than twenty -five percent (25%) of the Premises (or the use, occupancy or access to or of the Premises) shall be taken or condemned by any governmental or quasi-governmental authority for any public or quasi-public use or purpose (including sale under threat of such a taking), or if Sublessee elects not to terminate this Sublease, the Rent due during the remainder of the Sublease term shall be reduced in proportion to the area taken, effective on the date physical possession is taken by the condemning authority; provided, however, that in the event Sublessee cannot reasonably operate its business at the Premises due to such partial taking, Sublessee shall be permitted to terminate this Sublease by written notice to Sublessor.

14. SUBLESSEE'S DEFAULT.

     14.1 Any other provisions in this Sublease notwithstanding, it shall be an event of default ("Event of Default") under this Sublease if: (i) Sublessee fails to pay any installment of rent or any other sum payable by Sublessee hereunder when due and such failure continues for a period of ten (10) days after written notice from Sublessor to Sublessee that such payment has not been received, or (ii) Sublessee fails to observe or perform any other material covenant or agreement of Sublessee herein contained and such failure continues after written notice given by or on behalf of Sublessor to Sublessee for more than thirty (30) days, provided, however, that if such non-monetary Event of Default by Sublessee cannot reasonably be cured within such thirty (30) day period, and provided further that Sublessee is proceeding with due diligence to effect a


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cure of said Event of Default, no Event of Default hereunder shall be declared by Sublessor if Sublessee continues to proceed with diligence to cure said Event of Default, but in no event shall such cure period extend beyond ninety (90) days following notice from Sublessor of such violation, default or breach, or
(iii) Sublessee files a petition commencing a voluntary case, or has filed against it a petition commencing an involuntary case, under the Federal Bankruptcy Code (Title 11 of the United States Code), as now or hereafter in effect, or under any similar law, or files or has filed against it a petition or answer in bankruptcy or for reorganization or for an arrangement pursuant to any state bankruptcy law or any similar state law, and, in the case of any such involuntary action, such action shall not be dismissed, discharged or denied within sixty (60) days after the filing thereof, or Sublessee consents or acquiesces in the filing thereof, or (iv) a custodian, receiver, trustee or liquidator of Sublessee or of all or substantially all of Sublessee's property or of the Premises shall be appointed in any proceedings brought by or against Sublessee and, in the latter case, such entity shall not be discharged within sixty (60) days after such appointment or Sublessee consents to or acquiesces in such appointment, or (v) Sublessee shall generally not pay Sublessee's debts as such debts become due, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due. The notice and grace period provisions in clauses (i) and (ii) above shall have no application to the Events of Default referred to in clauses (iii) through (v) above.

     14.2 If Sublessee shall fail to make any payment of rent when due or if Sublessee shall fail to keep and perform any express written covenant of this Sublease and shall continue in default for a period of ten (10) days after Sublessee has received written notice of such default and demand of performance from Sublessor, Sublessor may commence judicial proceedings, provided, however, if any default shall occur (other than in the payment of rent) which cannot be cured within a period of thirty (30) days and Sublessee, prior to the expiration of thirty (30) days from and after the giving of notice as aforesaid, commences to eliminate such default and proceeds diligently to take steps to cure the same, Sublessor shall not have the right to declare the term ended by reason thereof for an additional period of sixty (60) days.

     14.3 In the event of any such Event of Default, Sublessor at any time thereafter may at its option exercise any remedies available to Sublessor at law or in equity, including, without limitation, one or more of the following remedies:

          (i) Termination of Sublease. Sublessor may terminate this Sublease, by written notice to Sublessee, without any right by Sublessee to reinstate its rights by payment of rent due or other performance of the terms and conditions hereof. Upon such termination Sublessee shall immediately surrender possession of the Premises to Sublessor, and Sublessor shall immediately become entitled to receive from Sublessee an amount equal to the difference between the aggregate of all rent reserved under this Sublease for the balance of the Initial Term or Renewal Term, as the case may be, and the fair rental value of the Premises for that period, determined as of the date of such termination, and reduced by the amount Sublessor may obtain upon reletting, discounted to present value at the rate of ten percent (10%).

          (ii) Reletting. With or without terminating this Sublease, as Sublessor may elect, Sublessor may, by summary proceedings, re-enter and repossess the Premises, or any part thereof, and lease them to any other person upon such terms as Sublessor shall deem reasonable, for a term within or beyond the term of this Sublease; provided, that any such reletting prior to


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termination shall be for the account of Sublessee, and Sublessee shall remain liable for (i) all rent and other sums which would be payable under this Sublease by Sublessee in the absence of such expiration, termination or repossession, less (ii) the net proceeds, if any, of any reletting effected for the account of Sublessee after deducting from such proceeds all of Sublessor's actual expenses, attorneys' fees, employees' expenses, reasonable alteration costs, expenses of preparation for such reletting and all other actual costs and expenses incurred as a result of Sublessee's breach of this Sublease. Sublessor shall use commercially reasonable efforts to relet the Premises. If the Premises are at the time of default sublet or leased by Sublessee to others, Sublessor may, as Sublessee's agent, collect rents due from any subtenant or other tenant and apply such rents to the rent and other amounts due hereunder without in any way affecting Sublessee's obligation to Sublessor hereunder.

          (iii) Injunction. In the event of breach by either party of any provision of this Sublease, the other party shall have the right of injunction and the right to invoke any remedy allowed at law or in equity in addition to other remedies provided for herein.

          (iv) No Exclusive Right. No right or remedy herein conferred upon or reserved to Sublessor or Sublessee is intended to be exclusive of any other right or remedy herein or by law provided, but each shall be cumulative and in addition to every other right or remedy given herein or now or hereafter existing at law or in equity or by statute.

          (v) Expenses. In the event that either Sublessor or Sublessee exercises any of the remedies provided herein, the wrongful party shall pay to the other all actual expenses incurred in connection therewith, including reasonable attorneys' fees.

15. SUBLESSOR'S DEFAULT. If Sublessor shall be in default or shall fail or refuse to perform or comply with any of his obligations under this Sublease and shall continue in default for a period of thirty (30) days after Sublessee has given Sublessor written notice of such default and demand of performance, Sublessee may remedy the same and deduct the cost thereof from subsequent installments of rent or terminate the Sublease and recover from Sublessor any and all damages Sublessee may have incurred due to such default or failure. Upon any default by Sublessor under this Sublease, Sublessee may, except as otherwise specifically provided in this Sublease to the contrary, exercise any of its rights provided at law or in equity.

16. ASSIGNMENT AND SUB-LETTING. Sublessee shall not have the right to assign, sublet, transfer, or encumber this Sublease or its rights hereunder or any part thereof at any time without the Sublessor's prior written consent, except for the Permitted Transfers (defined below). A "Permitted Transfer" means an assignment or sublet to (i) any entity controlled by, controlling, or under common control with Sublessee (a "Sublessee Affiliate") or a Sublessee Affiliate, or (ii) any entity with which Sublessee or a Sublessee Affiliate may merge or consolidate, which acquires all or substantially all of the assets or shares of stock of Sublessee or a Sublessee Affiliate, or (iii) any entity that is the successor in the event of a reorganization. In instances other than Permitted Transfers, Sublessor agrees not to withhold or delay its written consent if to do so would be commercially unreasonable so long as the proposed assignment or sublet does not violate the terms and conditions of the Master Lease Agreement. In the event of any assignment of this Sublease by Sublessee, Sublessee shall not be and is not relieved of any liability under any and all of its covenants and obligations contained in or derived from this


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

Sublease arising out of any act, occurrence or omission occurring after said assignment; provided, however that the Sublessee's assignee assumes all obligations of Sublessee hereunder and attorns to Sublessor for such obligations. Sublessor may assign this Sublease in connection with the sale or financing of the Demised Premises provided that (i) no such assignment may impose upon Sublessee any obligations greater than set forth in the Sublease; and (ii) Sublessor gives notice to Sublessee within thirty (30) days following the effective date of the assignment which contains the assignee's name, address, telephone number, and the name of the individual handling the affairs relating to this Sublease. Any rents received by Sublessor hereunder, which in fact belong to the assignee of Sublessor, shall be held in trust by Sublessor and forwarded immediately to the assignee of Sublessor. In the event of any assignment or sublease, Sublessee shall remain responsible for the payment of rent and for the performance of all terms, covenants and conditions undertaken by Sublessee pursuant to this Sublease unless otherwise agreed to by Sublessor in writing.

17. HOLDING OVER. In the event Sublessee remains in possession of the Premises after the expiration of the Initial Term or a Renewal Term without executing a new Sublease, Sublessee shall occupy the Premises from month to month at a rental rate of 150% of the applicable rental rate during the last month of the term, subject to all of the covenants of this Sublease insofar as consistent with such a tenancy. The provisions of this Section shall not be deemed to limit or constitute a waiver of any other rights or remedies of Sublessor provided herein or at law.

18. SIGNAGE. Sublessor and Sublessee hereby agree that Sublessee shall retain, throughout the term of the Sublease, the signage rights on the exterior of Building V, as well as joint signage rights with Sublessor to the monument signage at Riverside Avenue, the directory and the suite entry signage. Sublessor and Sublessee agree that the only other signage that may appear on the exterior of Building V (or any other buildings or properties that may become a part of or otherwise included in this Sublease) and on the exterior monument signage during the term hereof shall be that of Sublessor or Sublessee. Sublessor and Sublessee agree that, other than the addition of Sublessee's name to the exterior of Building V, any proposed change of the monument and building signage from that existing on the Commencement Date of this Sublease shall require the mutual agreement of both Sublessor and Sublessee. If the parties are unable to reach agreement on any such proposed change to the monument or building signage, then the matter shall be referred to (i) so long as the Executive Chairman of each of Landlord and Tenant are the same individual, to the Executive Chairman, (ii) if the Executive Chairman of each of Landlord and Tenant are not the same individual, then to the Chief Executive Officers of each of Landlord and Tenant.

19. HAZARDOUS MATERIALS. Sublessor and Sublessee agree to indemnify and hold harmless the other from any and all claims, damages, fines, judgments, penalties, costs, liabilities or losses (including, without limitation, any and all sums paid for settlement of claims, attorneys fees, consultant and expert fees) arising during or after the sublease term from or in connection with the presence or suspected presence of hazardous substances in, on or beneath the Premises, unless the hazardous substances are present as the result of negligence, willful misconduct or other acts of the party otherwise so indemnified, its agents, employees, contractors or invitees. Without limitation of the foregoing, this indemnification shall include any and all costs incurred due to any investigation by a federal, state or local agency or political subdivision, unless the hazardous substances are present solely as the result of negligence, willful misconduct or other


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

acts of the party otherwise so indemnified, its agents, employees, contractors or invitees. This indemnification shall specifically include any and all costs due to hazardous substances which flow, diffuse, migrate or percolate into, onto or under the Premises after the Commencement Date. Each of the parties agrees to comply with all laws, codes, rules, and regulations of the United States and the State of Florida. Sublessee agrees that it will not store, keep, use, sell, dispose of or offer for sale in, upon or from the Premises any article or substance which may be prohibited by any insurance policy in force from time to time covering the buildings in which the Premises are located, nor shall Sublessee keep, store, produce or dispose of on, in or from the Premises or the buildings in which the Premises are located any substance which may be deemed a hazardous substance or infectious waste under any state, local or federal rule, statute, law, regulation or ordinance as may be promulgated or amended from time to time. As used herein, "hazardous substance" means any substance which is toxic, ignitable, reactive, or corrosive and which is regulated by any local government, the state in which the Premises is located, or the United States government or poses a threat to human health or the environment, and includes any and all material and substances which are defined as "hazardous waste", "toxic substances" or a "hazardous substance" pursuant to state, federal or local governmental law, including, but not restricted to, asbestos, polychlorobiphenyls and petroleum.

20. AMERICANS WITH DISABILITIES ACT. Each of Sublessor and Sublessee represents and warrants that any alterations, modifications, upfit or construction performed by it shall be performed in compliance with the ADA.

21. SUBORDINATION. Subject to the covenant given by Sublessor in this paragraph to obtain nondisturbance and attornment agreements with any mortgage or beneficiary of a deed of trust encumbering the property, Sublessee agrees that this Sublease is and shall remain subject and subordinate to any mortgage given by Sublessor on the property or the buildings in which the Premises are located, and Sublessor's interest in this Sublease may be assigned as security for any present and future mortgages or deeds of trust attaching the property and all renewals, modifications, replacements and extensions thereof. However, Sublessor shall enter only into financing and mortgage agreements which allow Sublessee to retain its leasehold interest in the Premises provided Sublessee is not in default under this Sublease and which obligates Sublessee to abide by all the terms, covenants and conditions of this Sublease in the event the mortgagee takes title to the Premises through foreclosure or accepts a deed in lieu of foreclosure. At any time and from time to time upon not less than fifteen (15) days' prior notice by Sublessor to Sublessee, Sublessee shall, without charge, execute, acknowledge and deliver to Sublessor a statement prepared by Sublessor, in a form for Sublessee to fill in and sign, certifying whether (i) this sublease is unmodified and in full force and effect (or if there have been modifications, whether the same is in full force and effect as modified and stating the modifications), (ii) the Term has commenced and Base Rent and Additional Rent have become payable hereunder and, if so, the dates to which they have been paid, (iii) whether or not, to the knowledge of the signer of such certificate, Sublessor is in default in performance of any of the terms of this Sublease and, if so, specifying each such default of which the signer may have knowledge, (iv) Sublessee has accepted possession of the Premises, (v) Sublessee has made any claim against Sublessor under this Sublease and, if so, the nature thereof and the dollar amount, if any, of such claim, (vi) Sublessee then claims any offsets or defenses against enforcement of any of the terms of this Sublease upon the part of Sublessee to be performed, and, if so, specifying the same, and (vii) such further information with respect to the Sublease or the Premises as Sublessor may


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

reasonably request. Any such statement delivered pursuant hereto may be relied upon by any prospective purchaser of the Premises or any part thereof or of the interest of Sublessor in any part thereof, by any mortgagee or prospective mortgagee thereof, by any lessor or prospective lessor thereof, by any lessee or prospective lessee thereof, or by any prospective assignee of any mortgage thereof.

22. ATTORNEY'S FEES. In connection with any litigation arising out of this Sublease, the prevailing party, Sublessee or Sublessor, shall be entitled to recover all costs incurred, including reasonable attorney's fees.

23. LIMITATION ON LIABILITY. Neither party is liable to the other for under this sublease for any special, incidental, punitive or consequential damages of any kind or nature, including, without limitation, any lost profits or loss of business. Notwithstanding anything to the contrary, Sublessor is not liable for flood water damage unless Sublessor is grossly negligent or willful misconduct. Sublessor shall not be liable to Sublessee or to Sublessee's employees, agents or invitees, or to any other person or entity, whomsoever, for any injury to person or damage to or loss of property on or about the Premises or the common area caused by the negligence, acts or omissions, or misconduct of Sublessee, its employees, or of any other person entering the buildings in which the Premises are located under the express or implied invitation of Sublessee, or arising out of the use of the Subleased Premises by Sublessee and the conduct of its business therein, or arising out of any breach or default by Sublessee in the performance of its obligations under this Sublease or resulting from any other cause whatsoever, except Sublessor's gross negligence; and Sublessee hereby agrees to indemnify Sublessor and hold it harmless from any loss, cost, expense or claims arising out of any such damage or injury.

24. SERVICES PROVIDED BY SUBLESSOR.

     24.1 SECURITY. Sublessee shall adhere to Sublessor's security procedures as they pertain to the Premises. This may include, but not be limited to, proper display of security badges, maintaining accurate employee access rosters, and assisting Sublessor in the investigation of security related matters. Sublessor agrees to provide Sublessee with the same security services that Sublessor provides throughout the Corporate Campus, subject to Sublessee's compliance with Sublessor's security procedures and subject to Sublessee's obligation to pay Sublessee's share of the cost thereof.

     24.2 MAIL SERVICES. Sublessor covenants and agrees that throughout the term of this Sublease Sublessor shall provide Sublessee with mail delivery services within the Corporate Campus.

25. MEMORANDUM OF SUBLEASE. Sublessee shall not record this Sublease or a Memorandum of Sublease.

26. NOTICES. All notices, demands or requests which may be given by either party to the other party shall be in writing and shall be deemed to have been duly given on the date delivered in person, or sent via telefax or electronic transmission (provided that in any such case, such telefax or electronic transmission is immediately thereafter confirmed by telephone), or on the next business day if sent by overnight courier, and in each case addressed as set forth below:


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

          SUBLESSOR: Fidelity National Title Group, Inc.
                     601 Riverside Avenue
                     Jacksonville, Florida 32204
                     Attn: Ed Dewey, Executive Vice President
                     Phone: 904-854-8100

          SUBLESSEE: Fidelity National Information Services, Inc.
                     601 Riverside Avenue
                     Jacksonville, Florida 32204
                     Attn: Fred Parvey, Executive Vice President
                     Phone: 904-854-5279

The address to which such notices, demands, requests, elections or other communications are to be given by either party may be changed by written notice given by such party to the other party pursuant to this Section.

27. MISCELLANEOUS.

     27.1 SUCCESSORS AND ASSIGNS. This Sublease shall be binding upon and shall inure to the benefit of Sublessor, Sublessee and their respective successors and assigns.

     27.2 GOVERNING LAW. This Sublease shall be construed under the laws of the State of Florida, without application of the conflict of law provisions thereof.

     27.3 MERGER CLAUSE. This Sublease contains the entire agreement between Sublessor and Sublessee regarding the Premises which are the subject of this Sublease and may only be altered by a written agreement executed by both Sublessor and Sublessee. Without limiting the foregoing, the parties expressly acknowledge that this Sublease, together with the Exhibits and Schedules hereto, shall not violate the terms of the Master Lease Agreement.

     27.4 SEVERABILITY. If any term or provision of this Sublease or the application hereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Sublease shall not be affected thereby.

     27.5 FORCE MAJEURE. In the event the performance by either party of any of its obligations hereunder, except with the respect of payment of money, is delayed by reason of an act of God, strike, governmental restrictions, war, terrorist threats or acts, or any other cause, similar or dissimilar, beyond the reasonable control of the party from whom such performance is due, the period for the commencement of completion thereof shall be extended for a period equal to the period during which performance is so delayed.

     27.6 COUNTERPARTS. The Sublease may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but such counterparts together shall constitute but one and the same instrument.

     27.7 NO PARTNERSHIP CREATED. The Sublessor and Sublessee are not and shall not be considered joint venturers, not partners, and neither shall have power to bind or obligate the other except as set forth herein.

     27.8 HEADINGS. The titles to the paragraphs of this Sublease are inserted only as a matter of convenience and for reference and in no way confine, limit or describe the scope or intent of any section of this Sublease, nor in any way affect this Sublease.

     27.9 MODIFICATION. No modifications, alterations, or amendments of this Sublease or any agreements in connection therewith shall be binding or valid unless in writing and duly executed by both Sublessor and Sublessee.

     27.10 EFFECTIVENESS. Notwithstanding the date hereof, this Sublease shall become effective as of the date and time that the merger becomes effective pursuant to the terms of the Merger Agreement.

                           [signature page to follow]


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

IN WITNESS WHEREOF, Sublessor and Sublessee have executed this Sublease as of the day and year above first written.

                                        SUBLESSOR:

                                        FIDELITY NATIONAL TITLE GROUP, INC.,
                                        a Delaware corporation


                                        By /s/ Anthony J. Park
                                           -------------------------------------
                                           Anthony J. Park
                                           Executive Vice President and Chief
                                           Financial Officer


                                        SUBLESSEE:

                                        FIDELITY NATIONAL INFORMATION SERVICES,
                                        INC.,
                                        a Georgia corporation


                                        By /s/ Michael L. Gravelle
                                           -------------------------------------
                                           Michael L. Gravelle
                                           Executive Vice President - Legal



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